UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 10, 2024

BMO 2024-5C6 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002034419)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

German American Capital Corporation

(Central Index Key number 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

LMF Commercial, LLC

(Central Index Key number 0001592182)

Argentic Real Estate Finance 2 LLC

(Central Index Key number 0001968416)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

UBS AG

(Central Index Key number 0001685185)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-15	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 26, 2024 (the “Closing Date”), BMO 2024-5C6 Mortgage Trust (the “Issuing Entity”) issued the BMO 2024-5C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C6, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2024 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on September 26, 2024 under Commission File No. 333-255934-15. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, (i) the Whole Loan (the “Bronx Terminal Market Whole Loan”) relating to the Mortgage Loan (the “Bronx Terminal Market Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Bronx Terminal Market was required to be serviced and administered pursuant to the BANK5 2024-5YR9 PSA, which is the servicing agreement for the BANK5 2024-5YR9 securitization trust (into which a Companion Loan with respect to the Bronx Terminal Market Whole Loan was deposited), and (ii) the Whole Loan (the “Moffett Towers Building D Whole Loan” and, collectively with the Bronx Terminal Market Whole Loan, the “Servicing Shift Whole Loans”) relating to the Mortgage Loan (the “Moffett Towers Building D Mortgage Loan” and, collectively with the Bronx Terminal Market Mortgage Loan, the “Servicing Shift Mortgage Loans”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Moffett Towers Building D was required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The BANK5 2024-5YR9 PSA was filed as Exhibit 4.2 to the Current Report on Form 8-K with respect to the Issuing Entity, filed with the Commission on September 12, 2024 under Commission File No. 333-255934-15.

On September 30, 2024, the respective Controlling Pari Passu Companion Loans with respect to the Servicing Shift Whole Loans were contributed to the commercial mortgage securitization transaction (the “Benchmark 2024-V10 Securitization”) involving the issuance of the Benchmark 2024-V10 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-V10 (the “Benchmark 2024-V10 Certificates”). Upon the issuance of the Benchmark 2024-V10 Certificates, the servicing and administration of the Servicing Shift Whole Loans are required to be transferred from (in the case of the Bronx Terminal Market Whole Loan) the BANK5 2024-5YR9 PSA or (in the case of the Moffett Towers Building D Whole Loan) the Pooling and Servicing Agreement, as applicable, to the pooling and servicing agreement governing the issuance of the Benchmark 2024-V10 Certificates, dated as of September 1, 2024 (the “Benchmark 2024-V10 PSA”), among Citigroup Commercial Mortgage Securities Inc., as depositor (the “Benchmark 2024-V10 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as the general special servicer, Situs Holdings, LLC, as a special servicer solely with respect to the Bronx Terminal Market Whole Loan, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.

The Benchmark 2024-V10 PSA, in the form most recently filed with the Commission by or on behalf of the Benchmark 2024-V10 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the Benchmark 2024-V10 PSA applicable to the servicing of the Servicing Shift Mortgage Loans are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on September 12, 2024 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-15, but will differ in certain respects as described below and, treating the Benchmark 2024-V10 PSA as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon a Servicing Shift Whole Loan becoming a specially serviced loan under the Benchmark 2024-V10 PSA, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to such Servicing Shift Whole Loan accruing at a rate equal to 0.25% per annum, subject to a minimum monthly special servicing fee of $5,000 for the such Servicing Shift Whole Loan.
•	In connection with a workout of a Servicing Shift Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection of interest (excluding default interest and excess interest) and principal (other than any amount for which a liquidation fee would be paid) received on the subject Servicing Shift Whole Loan for so long as it remains a corrected Whole Loan, subject to a maximum workout fee of $1,000,000 in the aggregate for such Servicing Shift Whole Loan, and further to a minimum workout fee of $25,000 in the aggregate for such Servicing Shift Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of a Servicing Shift Whole Loan or related REO Property, subject to a maximum liquidation fee of $1,000,000 in the aggregate for the such Servicing Shift Whole Loan, and further to a minimum liquidation fee of $25,000 in the aggregate for such Servicing Shift Whole Loan.
•	The Mortgaged Property relating to a Servicing Shift Whole Loan will be subject to inspection (A) at least once every calendar year if the related Pari Passu Companion Loan contributed to the Benchmark 2024-V10 Securitization has an outstanding principal balance of $2,000,000 or more and (b) at least once every other calendar year if the related Pari Passu Companion Loan contributed to the Benchmark 2024-V10 Securitization has an outstanding principal balance of less than $2,000,000, in each case commencing in 2025 in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	Benchmark 2024-V10 PSA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2024-5C6 – Form 8-K